UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2022

Cardinal Health, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017
(614) 757-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On September 30, 2022, Cardinal Health Funding, LLC (“Funding”), a receivables financing subsidiary of Griffin Capital, LLC (“Griffin Capital”), a receivables financing subsidiary of Cardinal Health, Inc. (the “Company”), Griffin Capital, Wells Fargo Bank, N.A. (“WF”), Liberty Street Funding LLC (“Liberty Street”), The Bank of Nova Scotia (“BNS”), Atlantic Asset Securitization LLC (“Atlantic”), Credit Agricole Corporate and Investment Bank New York Branch (“Credit Agricole”), U.S. Bank National Association (“U.S. Bank”), PNC Bank, National Association (“PNC”), Bank of America, National Association (“BofA”), Victory Receivables Corporation (“Victory”) and MUFG Bank, LTD (“MUFG”) entered into a Sixth Amendment (the “Amendment”) to the Fourth Amended and Restated Receivables Purchase Agreement (as amended, the “Receivables Purchase Agreement”). The Receivables Purchase Agreement was entered into on November 1, 2013 by and among Funding, Griffin Capital, WF, PNC, BNS, Liberty, Victory, and MUFG (formerly, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch), as Agent. Certain of the parties to the Receivables Purchase Agreement have changed since its execution.

The principal purposes of the Amendment are (1) to extend the term of the Company’s $1.0 billion committed receivables sales facility program (the “Facility”) from September 30, 2022 to September 30, 2025, (2) to add BofA as a participant in the Facility, (3) to remove Credit Agricole and U.S. Bank as participants from the Facility and (4) to replace the LIBOR-based interest rate benchmark provisions with interest rate benchmark provisions based on a daily term secured overnight financing rate for an interest period of one month. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing description is qualified by reference to the full text of the Amendment.

From time to time, the financial institutions that are parties to the Receivables Purchase Agreement or their affiliates have performed, and may in the future perform, various commercial banking, investment banking or other financial advisory services for the Company and its affiliates for which they receive customary fees and expenses. For example, WF and BofA serve as dealers under the Company’s commercial paper program and MUFG, BNS, WF, Credit Agricole, PNC and BofA or their affiliates currently act as members of the lending syndicate under the Company’s $2.0 billion revolving credit facility.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
10.1	Sixth Amendment to the Fourth Amended and Restated Receivables Purchase Agreement, dated September 30, 2022
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date:	October 4, 2022	By:	/s/ PATRICIA M. ENGLISH
Patricia M. English
Chief Financial Officer